INCOME TAXES	6 Months Ended
Jun. 30, 2012
INCOME TAXES
INCOME TAXES

8. INCOME TAXES

  The Group's effective income tax rate for the six-month periods ended June 30, 2011 and 2012 was 11.0% and 15.0%, respectively. The change was primarily due to the following reasons: 1) the change of tax rate of hiSoft Wuxi from nil to 12.5% as its tax exemption period has passed starting from January 1, 2012; 2) the higher tax rates of certain newly acquired entities.

  The Group had no change in its unrecognized tax benefits for both periods.

  The Group is subject to taxation in China and also various other jurisdictions. There are no ongoing examinations by tax authorities at this time. The Group's various tax years from 2006 to 2012 remain open in various taxing jurisdictions.